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                                                                   EXHIBIT 10.13

                  FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

        THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "AMENDMENT") is made and entered into as of May 3, 2004 by and between CRESCENT REAL ESTATE FUNDING VIII, L.P., a Delaware limited partnership (hereinafter referred to as "SELLER"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company, dba Behringer Harvard Funds (hereinafter referred to as "PURCHASER").

                                    RECITALS:

        A. Seller and Purchaser have entered into that certain Purchase and Sale Contract with an Effective Date of April 2, 2004, relating to certain real property located at 5050 Quorum Drive, Addison, Texas more particularly described therein (the "CONTRACT").

        B. Seller and Purchaser desire to amend the Contract as set forth herein.

        NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements of the parties as herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

        1. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning ascribed to them in the Contract.

        2. TITLE REVIEW. Section 5.4.1 of the Contract is deleted in its entirety and replaced with the following language:

                5.4.1 TITLE REVIEW. On April 30, 2004, Seller received in writing Purchaser's Title Objections. By 5:00 p.m. May 4, 2004, Seller will notify Purchaser in writing that Seller will either satisfy the Title Objections at Seller's sole cost and expense, or that Seller cannot or will not satisfy certain Title Objections at Seller's expense. Failure by Seller to timely respond shall be deemed Seller's decision not to cure any Title Objections. If Seller elects not to satisfy any of the Title Objections, Purchaser has the option (as its sole remedy), exercisable at any time prior to 5:00 p.m., Dallas, Texas time on Friday, May 7, 2004 ("TITLE REVIEW TERMINATION DATE"), of either (i) waiving the unsatisfied Title Objections, in which event the unsatisfied Title Objections will become Permitted Exceptions, or (ii) terminating this Contract and receiving back the Earnest Money (less the Independent Contract Consideration), in which latter event Seller and Purchaser will have no further obligations, one to the other, with respect to the subject matter of this Contract, except for return of the Earnest Money (less the Independent Contract Consideration) and other provisions that survive termination of this Contract by their terms. In order to terminate this Contract pursuant to the preceding sentence, Purchaser shall deliver to Seller written notice ("TITLE TERMINATION NOTICE") of the specific Title Objection(s) pursuant to which Purchaser is terminating the Contract and the reason Purchaser deems such matter(s) to be objectionable. Purchaser's failure to deliver a Title

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        Termination Notice prior to the Title Review Termination Date shall constitute Purchaser's waiver of any Title Objection that Seller has elected not to satisfy.

        3. CLOSING DATE. Section 9.1 of the Contract is deleted in its entirety and replaced with the following language:

        9.1 CLOSING DATE. The consummation of this transaction (the "CLOSING") will take place at the offices of the Title Company, or at such other location upon which Seller and Purchaser mutually agree, before 1:00 p.m. on June 2, 2004 (the "CLOSING DATE"), unless (i) Seller and Purchaser mutually agree to an earlier date, or (ii) Purchaser extends the Closing Date to July 2, 2004 pursuant to SECTION 4.1.3.

        4. EXTENSION EARNEST MONEY. The first sentence of Section 4.1.3 of the Contract is deleted in its entirety and replaced with the following language:

        4.1.3 EXTENSION EARNEST MONEY. At any time after Purchaser deposits the Additional Earnest Money but before June 2, 2004, Purchaser shall have the option to extend such Closing Date to occur before 1:00 p.m. on July 2, 2004 (the "EXTENSION OPTION").

        5. OPTION TO TERMINATE. Seller and Purchaser acknowledge and agree that Purchaser's option to terminate the Contract pursuant to Section 6.6 of the Contract has expired.

        6. RATIFICATION. The terms of the Contract, as heretofore amended, are hereby ratified and confirmed by Purchaser and Seller.

        7. EXECUTION. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Amendment. The delivery of counterpart signatures by facsimile transmission shall have the same force and effect as the delivery of a signed original hard copy.

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

                                      SELLER:

                                      CRESCENT REAL ESTATE FUNDING VIII, L.P., a Delaware limited partnership

                                      By:  CRE Management VIII, LLC, a Delaware
                                           limited liability company, Its
                                           General Partner

                                           By:  CRESCENT REAL ESTATE
                                                EQUITIES, LTD., a Delaware
                                                corporation, Its Manager

                                                By:____________________________
                                                   Clifford M. Rudolph
                                                   Vice President, Investments


                                      PURCHASER:

                                      HARVARD PROPERTY TRUST, LLC,
                                      a Delaware limited liability company


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________